Exhibit Index
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      Exhibits:

            1-A Underwriting Agreement, dated June 9, 1999, between Pennsylvania Electric Company, Penelec Capital II, L.P., Penelec Capital Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., First Union Capital Markets Corp., Goldman Sachs & Co., and PaineWebber Incorporated as representatives of the several underwriters, including themselves, named in Schedule II thereto providing for the issuance and sale of $100,000,000 aggregate liquidation amount of 7.34% Trust Originated Preferred Securities.

            8     Opinion of Carter, Ledyard & Milburn